                              Exhibit 10(r)(4)8

                                 FIFTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         This Fifth Amendment to Credit Agreement (this "Amendment"), dated as of January 28, 1998, is entered into by and among LESCO, INC., an Ohio corporation ("Borrower"), NATIONAL CITY BANK, NBD BANK, and PNC BANK, NATIONAL ASSOCIATION (together the "Banks") and NATIONAL CITY BANK IN ITS CAPACITY AS AGENT of the Banks ("Agent") for the purposes of the Credit Agreement referred to below and the Related Writings.

                                   WITNESSETH:

         WHEREAS, the parties have entered into a Credit Agreement originally dated as of September 30, 1994 (as amended from time to time, the "Credit Agreement"; all terms used in the Credit Agreement being used herein with the same meaning), which sets forth the terms and conditions upon which Banks have advanced term loans to Borrower and upon which Borrower may obtain revolving loans from time to time; and

         WHEREAS, the parties desire to amend the Credit Agreement to allow for the acquisition by Borrower of specific assets and the assumption of specified liabilities of Agriturf, Inc. (including certain related entities such as Rumer, Inc. and Merle and Ruth Taylor) and the acquisition by Borrower of specific assets of Cadwell and Jones, Inc.;

         NOW, THEREFORE, in consideration of the premises above and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION I - AMENDMENT TO CREDIT AGREEMENT
            -----------------------------

         Subsection 3D.01 of the Credit Agreement is hereby amended to add the following clause (v) to the end of the proviso thereto:

         "(v) the purchase of specific assets and the assumption of specified liabilities of Agriturf, Inc. (including certain related entities such as Rumer, Inc. and Merle and Ruth Taylor) and the purchase of specific assets of Cadwell and Jones, Inc. for an aggregate purchase price of approximately $8,700,000, approximately $2,700,000 of which takes the form of assumed liabilities; all of such transactions shall be completed in all material respects in accordance with the agreements, summaries and other information provided by Borrower to Bank in regard thereto."

SECTION II - CONDITIONS PRECEDENT
             --------------------

         It is a condition precedent to the effectiveness of this Amendment that, prior to or on the date hereof, the following items shall have been delivered to Agent (in form and substance acceptable to Agent):

         (A) a Certificate, dated as of the date hereof, of the secretary of Borrower certifying (1) that Borrower's Articles of Incorporation and Code of Regulations have not been amended since the execution of the Credit Agreement (or certifying that true, correct and complete copies of any amendments are attached), (2) that copies of resolutions of the Board of Directors of Borrower are attached which are broad enough to, in the reasonable opinion of Bank, cover the approval of this Amendment and the matters contemplated hereby and authorizing the execution, delivery and performance by Borrower of this Amendment and (3) as to the incumbency and signatures of the officers of Borrower signing this Amendment; and

         (B) Such other documents as Agent may request to implement this Amendment and the transactions contemplated hereby.

If Agent or Banks shall consummate the transactions contemplated hereby prior to the fulfillment of any of the conditions precedent set forth above, the consummation of such transactions shall constitute only an extension of time for the fulfillment of such conditions and not a waiver thereof.

SECTION III - REPRESENTATIONS AND WARRANTIES
              ------------------------------

         Borrower hereby represents and warrants to each of the other parties to this Amendment that

         (A) none of the representations and warranties made in the Credit Agreement has ceased to be true and complete in any material respect as of the date hereof; and

         (B) as of the date hereof no "Default Under This Agreement" has occurred that is continuing.

SECTION IV - ACKNOWLEDGMENTS CONCERNING OUTSTANDING LOANS
             --------------------------------------------

         Borrower acknowledges and agrees that, as of the date hereof, all of Borrower's outstanding loan obligations to Banks are owed without any offset, deduction, defense, claim or counterclaim of any nature whatsoever. Borrower authorizes each Bank to share all credit and financial information relating to Borrower with such Bank's parent company and with any subsidiary or affiliate company of such Bank or of such Bank's parent company.

SECTION V - REFERENCES
            ----------

         On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Subject Notes or other Related Writings to the "Credit Agreement", "thereof", or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as previously amended and as amended hereby. The Credit Agreement, as previously amended and as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Banks under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

SECTION VI - COUNTERPARTS AND GOVERNING LAW
             ------------------------------

         This Amendment may be executed in any number of counterparts, each counterpart to be executed by one or more of the parties but, when taken together, all counterparts shall constitute one agreement. This Amendment, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.

         IN WITNESS WHEREOF, the Borrower, Agent and the Banks have caused this Amendment to be executed by their authorized officers as of the date and year first above written.

Address:                                    LESCO, INC.
  20005 Lake Road
  Rocky River, Ohio  44116                  By:  /s/ Kenneth W. Didion
                                                -------------------------------
                                            Printed Name: Kenneth w. Didion
                                                         ----------------------
                                            Title: Treasurer
                                                   ----------------------------


Address:                                    NATIONAL CITY BANK, AGENT
  1900 East Ninth Street
  Attn: Multinational Division              By:  /s/ Terri L. Cable
                                                -------------------------------
  Cleveland, Ohio 44114-3484                Printed Name:   Terri L. Cable
                                            Title:   Vice President


Address:                                    NATIONAL CITY BANK
  1900 East Ninth Street
  Attn: Multinational Division              By:  /s/ Terri L. Cable
                                                -------------------------------
  Cleveland, Ohio 44114-3484                Printed Name:   Terri L. Cable
                                            Title:   Vice President


Address:                                    PNC BANK, NATIONAL ASSOCIATION
  1375 East Ninth Street
  Suite 1250                                By:  /s/ David Williams
                                                -------------------------------
  Cleveland, Ohio  44114-3103               Printed Name:   David Williams
                                            Title:   Vice President


Address:                                    NBD BANK
  611 Woodward Avenue
  Detroit, Michigan  48226                  By:  /s/ Paul DeMelo
                                                -------------------------------
                                            Printed Name:   Paul DeMelo
                                            Title:   Vice President